Exhibit 10.1

                            ASSET PURCHASE AGREEMENT

THIS AGREEMENT, entered into this 25th day of September, 2009, between Maria Ines Moraga Latapiat, of Santiago, Chile (the "Seller") and Denarii Resources Inc. incorporated in Nevada (the "Purchaser").

WHEREAS:

A.   The Purchaser is a Nevada public company trading under the symbol DNRR;

B. The Seller owns the rights to Coal Concessions located in Lota Bay, Chile (the Concessions), as further disclosed in Schedule A;

C. The Seller is willing to sell and the Purchaser is willing to buy the rights to the Concession pursuant to the terms outlined below.

NOW THEREFORE, in consideration of the mutual terms and covenants set forth herein, the parties agree as follows:

                                    ARTICLE I

In exchange for the rights to the Concessions, the Purchaser shall pay the following to the Seller:

     1.   Issue 10,000,000 shares of the Purchaser to the Seller or her nominee.

                                   ARTICLE II

REPRESENTATIONS AND WARRANTIES

     1. Representations and Warranties of Seller: The Seller is the record owner and holder of the rights to extract the Coal from the Maritime Concessions located in Lota Bay Chile, held by the Seller.

                                   ARTICLE III

CLOSING

     1. Time. The closing of this transaction (the "Closing") shall be on or before October 31, 2009.

     2.   Documents To Be Delivered by the Purchaser.  At the Closing  Purchaser
          shall  deliver  to  Seller  the  funds  and  the  share   certificates
          contemplated by this agreement.

     3. The Seller agrees to transfer title to the Concessions to the Purchaser or a Chilean attorney to be held in trust for the Purchaser (as the case may be).

                                   ARTICLE IV
GENERAL

     1. Legal Advice. Each party represents that they have sought or waived the right to independent legal advice as to the rights and responsibilities that may arise as a result of entering into this agreement. This agreement is made without coercion or undue influence or pressure from either party.

     2. Assignment. This Agreement may not be assigned in whole or in part by the parties hereto without the prior written consent of the other party or parties, which consent shall not be unreasonably withheld.

     3. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

     4. Governing Law and Venue. This Agreement shall be governed by and interpreted pursuant to the laws of the state of Nevada. Any action to enforce the provisions of this Agreement shall be brought in a court of competent jurisdiction within Nevada and in no other place.

     5. Partial Invalidity. If any term, covenant, condition or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term or provision to persons or circumstances other than those as to which it is held to be invalid or unenforceable shall not be affected thereby and each term, covenant, condition or provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

     6. No Other Agreements. This Agreement constitutes the entire Agreement between the parties and there are and will be no oral representations which will be binding upon any of the parties hereto.

     7. Further Action. The parties hereto agree to execute and deliver such additional documents and to take such other and further action as may be required to carry out fully the transaction(s) contemplated herein.

     8. Amendment. This Agreement or any provision hereof may not be changed, waived terminated or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change, waiver, termination, or discharge is sought.

     9. Counterparts. This agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument, provided that Purchaser shall have no obligations hereunder until all Shareholder have become signatories hereto.

IN WITNESS WHEREOF, the parties hereto executed the foregoing Asset Purchase Agreement as of the day and year first above written.

PURCHASER:

DENARII RESOURCES INC.


/s/ Stuart Carnie
--------------------------------------
Signature - Stuart Carnie, President

SELLER:


/s/ Maria Ines Moraga Latapiat
--------------------------------------
Signature - Maria Ines Moraga Latapiat


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